COMMITMENTS AND CONTINGENCIES	3 Months Ended	12 Months Ended
	Mar. 31, 2016	Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
12.	COMMITMENTS AND CONTINGENCIES

Legal Reserves

We are involved in various legal proceedings that arise in the ordinary course of our business. Although we cannot predict the outcome of these proceedings with certainty, we do not currently expect these matters to have a material adverse effect on our consolidated financial position or results of operations.

The accrual of reserves for legal matters is included in Accrued Liabilities on our Consolidated Balance Sheets. The establishment of a reserve involves an estimation process that includes the advice of legal counsel and the subjective judgment of management. While we believe that these reserves are adequate, there are uncertainties associated with legal proceedings and we can give no assurance that our estimate of any related liability will not increase or decrease in the future. The reserved and unreserved exposures for our legal proceedings could change based upon developments in those proceedings or changes in the facts and circumstances. It is possible that we could incur losses in excess of the amounts currently accrued. Based on currently available information, we believe that it is remote that future costs related to known contingent liability exposures for legal proceedings will exceed our current accruals by an amount that would have a material adverse effect on our consolidated financial position, although cash flow could be significantly impacted in the reporting periods in which such costs are incurred.

There have been no significant changes with respect to the legal matters disclosed in our Annual Report on Form 10-K for the year ended December 31, 2015.

Environmental

Due to the nature of the oil and natural gas business, we are exposed to possible environmental risks. We have implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. We conduct periodic reviews of our policies and properties to identify changes in the environmental risk profile. In these reviews we evaluate whether there is a probable liability, its amount and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation and the proportionate cost of employees who are expected to devote a significant amount of time directly to any remediation effort.

We manage our exposure to environmental liabilities on properties to be acquired by identifying existing problems and assessing the potential liability. As of March 31, 2016, we know of no significant probable or possible environmental contingent liabilities.

Letters of Credit

At March 31, 2016, we had posted $41.0 million in various letters of credit to secure our drilling and related operations.

Lease Commitments

As of March 31, 2016, we have lease commitments for various real estate leases. Rent expense is recognized on a straight-line basis and has been recorded in General and Administrative expense on our Consolidated Statements of Operations. Rent expense for the three months ended March 31, 2016 and 2015, was approximately $0.3 million and $0.2 million, respectively. Lease commitments by year for each of the next five years are presented in the table below:

($ in Thousands)
2016	$766
2017	991
2018	565
2019	563
2020	422
Thereafter	—

Total	$3,307

Capacity Reservation

We have a capacity reservation arrangement with a subsidiary of MarkWest Energy Partners, L.P. (“MarkWest”) to ensure sufficient capacity at the cryogenic gas processing plants owned by MarkWest in Butler County, Pennsylvania to process our produced natural gas. In the event that we do not process any gas through the cryogenic gas processing plants, we may be obligated to pay approximately $10.9 million in 2016, $16.5 million in 2017, $16.5 million in 2018, $16.5 million in 2019, $16.6 million in 2020 and $97.9 million thereafter, assuming our average net revenue interest in the region of approximately 53%. Charges incurred for unutilized processing capacity with MarkWest during the three-month period ended March 31, 2016 and 2015 were $0.6 million and $0.2 million, respectively.

Operational Commitments

We have contracted drilling rig services on one rig to support our Appalachian Basin operations. The minimum cost to retain this rig would require gross payments of approximately $1.7 million in 2016, $2.3 million in 2017 and $0.3 million in 2018, which would be partially offset by other working interest owners, which vary from well to well. During the first quarter of 2015, we terminated two rig contracts earlier than their original term. To satisfy the early release, we incurred approximately $4.8 million in early termination fees, which were classified as Other Operating Expense in our Consolidated Statement of Operations for the three months ended March 31, 2015. Approximately $2.3 million of this amount was paid in January 2015 and $2.5 million in January 2016. We also have agreements for contracted completion services in the Appalachian Basin. The minimum gross cost to retain the completion services is approximately $4.0 million in 2016, which would be partially offset by other working interest owners, which vary from well to well.

Natural Gas Gathering, Processing and Sales Agreements

During the normal course of business, we have entered into certain agreements to ensure the gathering, transportation, processing and sales of specified quantities of our oil, natural gas and NGLs. In some instances, we are obligated to pay shortfall fees, whereby we would pay a fee for any difference between actual volumes provided as compared to volumes that have been committed. In other instances, we are obligated to pay a fee on all volumes that are subject to the related agreement. In connection with our entry into certain of these agreements, we concurrently entered into a guaranty whereby we have guaranteed the payment of obligations under the specified agreements up to a maximum of $418.0 million through 2021.

For the three months ended March 31, 2016 and 2015, we incurred expenses related to the transportation, processing and marketing of our oil, natural gas and NGLs of approximately $21.5 million and $18.9 million, respectively. Expense related to these agreements makes up a substantial portion of our Lease Operating Expense, which we expect to continue as existing agreements commence and new transportation, processing and marketing agreements are entered that will enable us to sell our product. During the three months ended March 31, 2016 and 2015, we incurred approximately $0.4 million and $0.9 million, respectively, in fees related to unutilized capacity commitments. The unutilized commitment fees are related to undeveloped properties that we acquired during 2014. Minimum net obligations under these sales, gathering and transportation agreements for the next five years are as follows:

($ in Thousands)	Total
2016	$24,715
2017	49,357
2018	53,456
2019	52,904
2020	51,697
Thereafter	458,695

Total	$690,824

Pennsylvania Impact Fee

In 2012, Pennsylvania state legislators instituted a natural gas impact fee on producers of unconventional natural gas. The fee is imposed on every producer of unconventional gas and applies to unconventional wells spud in Pennsylvania regardless of when spudding occurred. The fee for each unconventional gas well is determined using the following matrix, with vertical unconventional gas wells being charged 20% of the applicable rates:

	<$2.25(a)	$2.26 - $2.99(a)	$3.00 - $4.99(a)	$5.00 - $5.99(a)	>$5.99(a)
Year One	$40,200	$45,300	$50,300	$55,300	$60,400
Year Two	$30,200	$35,200	$40,200	$45,300	$55,300
Year Three	$25,200	$30,200	$30,200	$40,200	$50,300
Year 4 – 10	$10,100	$15,100	$20,100	$20,100	$20,100
Year 11 – 15	$5,000	$5,000	$10,100	$10,100	$10,100

(a)	Pricing utilized for determining annual fee is based on the arithmetic mean of the NYMEX settled price for the near-month contract as reported by the Wall Street Journal for the last trading day of each month of a calendar year for the 12-month period ending December 31.

All fees owed are due on April 1 of each year. For the three months ended March 31, 2016 and 2015, we recorded expense of approximately $0.5 million and $0.6 million, respectively. We record expenses related to the impact fees as Production and Lease Operating Expense. As of March 31, 2016, approximately $3.6 million was accrued for the 2015 impact fees and a portion of 2016 impact fees.

7.	COMMITMENTS AND CONTINGENCIES

Legal Reserves

We are involved in various legal proceedings that arise in the ordinary course of our business. Although we cannot predict the outcome of these proceedings with certainty, we do not currently expect these matters to have a material adverse effect on our consolidated financial position or results of operations.

As of December 31, 2015 and 2014, we did not have any reserves established for future legal obligations. The establishment of a reserve involves an estimation process that includes the advice of legal counsel and the subjective judgment of management. While we currently believe that no reserve is needed, there are uncertainties associated with legal proceedings and we can give no assurance that our estimate of any related liability will not increase or decrease in the future. The unreserved exposures for our legal proceedings could change based upon developments in those proceedings or changes in the facts and circumstances. It is possible that we could incur future losses that are not currently accrued. Based on currently available information, we believe that it is remote that future costs, if any, would have a material adverse effect on our consolidated financial position, although cash flow could be significantly impacted in the reporting periods in which such costs might be incurred.

Environmental

Due to the nature of the natural gas and oil business, we are exposed to possible environmental risks. We have implemented various policies and procedures to avoid environmental contamination and risks from environmental contamination. We conduct periodic reviews to identify changes our environmental risk profile. These reviews evaluate whether there is a probable liability, its amount, and the likelihood that the liability will be incurred. The amount of any potential liability is determined by considering, among other matters, incremental direct costs of any likely remediation and the proportionate salaries and wages cost of employees who are expected to devote a significant amount of time directly to any remediation effort.

We manage our exposure to environmental liabilities on properties to be acquired by conducting evaluations (both internal and using consultants) to identify existing problems and assessing the potential liability. Except for contingent liabilities associated with the consent decree with the U.S. EPA relating to alleged H 2S emissions in the Lawrence Field, we know of no significant probable or possible environmental contingent liabilities.

Letters of Credit

As of December 31, 2015 and 2014, we had posted $41.0 million and $6.0 million, respectively, in various letters of credit to secure our drilling and related operations. Approximately $39.8 million of the letters of credit outstanding at December 31, 2015 are related to firm natural gas transportation agreements.

Lease Commitments

At December 31, 2015 we had lease commitments for various real estate leases. Rent expense from continuing operations has been recorded in General and Administrative expense as $1.0 million, $0.8 million and $0.6 million for the years ended December 31, 2015, 2014 and 2013, respectively. Lease commitments by year for each of the next five years are presented in the table below.

($ in Thousands)
2016	$1,058
2017	991
2018	565
2019	563
2020	422
Thereafter	—

Total	$3,599

Capacity Reservation

We are a party to a capacity reservation arrangement with a subsidiary of MarkWest Energy Partners, L.P. (“MarkWest”) to ensure sufficient capacity at the cryogenic gas processing plants owned by MarkWest to process our produced natural gas. In the event that we do not process any gas through the cryogenic gas processing plants, we may be obligated to pay approximately $14.4 million in 2016, $16.4 million in 2017, $16.4 million in 2018, $16.4 million in 2019, $16.5 million in 2020 and $97.2 million thereafter, assuming our average working interest in the region of approximately 52.6%. For the years ended December 31, 2015, 2014 and 2013, we incurred capacity reservation charges of $0.6 million, $0.2 million and $0.3 million, respectively. Charges for the capacity reservation are recorded as Production and Lease Operating Expense on our Consolidated Statements of Operations.

Operational Commitments

We have contracted drilling rig services on one rig to support our Appalachian Basin operations. The minimum cost to retain this rig would require gross payments of approximately $2.3 million in 2016 and $2.3 million in 2017, which would be partially offset by other working interest owners, which vary from well to well. During the first quarter of 2015, we terminated two rig contracts earlier than their original term. To satisfy the early release, we incurred approximately $4.8 million in early termination fees, which were classified as Other Operating Expense in our Consolidated Statement of Operations as of December 31, 2015. Approximately $2.5 million of this amount was paid in January 2015 with the remaining amount paid in January 2016. We also have agreements for contracted completion services in the Appalachian Basin. The minimum gross cost to retain the completion services is approximately $4.0 million in 2016, which would be partially offset by other working interest owners, which vary from well to well.

Natural Gas Gathering, Processing and Sales Agreements

During the normal course of business we have entered into certain agreements to ensure the gathering, transportation, processing and sales of specified quantities of our oil, natural gas and NGLs. In some instances, we are obligated to pay shortfall fees, whereby we would pay a fee for any difference between actual volumes provided as compared to volumes that have been committed. In other instances, we are obligated to pay a fee on all volumes that are subject to the related agreement. In connection with our entry into certain of these agreements, we concurrently entered into a guaranty whereby we have guaranteed the payment of obligations under the specified agreements up to a maximum of $421.8 million.

For the years ended December 31, 2015, 2014 and 2013, we incurred expenses related to the transportation, processing and marketing our oil, natural gas and natural gas liquids of approximately $79.5 million, $55.4 million and $26.4 million, respectively.

Minimum net obligations under these sales, gathering and transportation agreements for the next five years are as follows:

($ in Thousands)	Total
2016	$23,836
2017	38,434
2018	39,993
2019	39,017
2020	37,744
Thereafter	395,980

Total	$575,004

Pennsylvania Impact Fee

In 2012, Pennsylvania instituted a natural gas impact fee on producers of unconventional natural gas. The fee will is imposed on every producer of unconventional natural gas and applies to unconventional wells spud in Pennsylvania regardless of when spudding occurred. Unconventional gas wells that were spud prior to 2012 are considered to be spud in 2011 for purposes of determining the fee, which is considered year one for those wells. The fee for each unconventional natural gas well is determined using the following matrix with vertical unconventional natural gas wells being charged 20%:

	<$2.25(a)	$2.26 - $2.99(a)	$3.00 - $4.99(a)	$5.00 - $5.99(a)	>$5.99(a)
Year One	$40,200	$45,300	$50,300	$55,300	$60,400
Year Two	$30,200	$35,200	$40,200	$45,300	$55,300
Year Three	$25,200	$30,200	$30,200	$40,200	$50,300
Year 4 – 10	$10,100	$15,100	$20,100	$20,100	$20,100
Year 11 – 15	$5,000	$5,000	$10,100	$10,100	$10,100

(a)	Pricing utilized for determining annual fees is based on the arithmetic mean of the NYMEX settled price for the near-month contract as reported by the Wall Street Journal for the last trading day of each month of a calendar year for the year ending December 31.

For the years ended December 31, 2015, 2014 and 2013, we incurred approximately $3.0 million, $4.1 million and $3.2 million, respectively, in fees related to the natural gas impact fee. We have recorded these fees as Production and Lease Operating Expense on our Consolidated Statement of Operations.